EXHIBIT 99.1
April 17, 2000

Contact:
Investors  Susan Carr (704-386-8059) or Kevin Stitt (704-386-5667)
Media       Bob Stickler or Sharon Tucker  (704-386-8465)

            Bank of America Earnings Per Share Increase 23% To $1.33

CHARLOTTE, April 17, 2000 - Paced by a 10 percent increase in revenue generated by widespread gains in most business lines, earnings at Bank of America Corporation increased 23 percent to $1.33 per share (diluted) in the first quarter from $1.08 a year earlier.

Net income increased 17 percent to $2.24 billion from $1.91 billion a year ago.

The return on common equity rose to 19.6 percent from 16.8 percent and the return on assets increased to 1.38 percent from 1.27 percent.

Cash-basis earnings - which exclude the amortization of intangibles - were $2.46 billion, or $1.46 per share, in the latest quarter. The return on average tangible common shareholders' equity was 30.8 percent.

"The growth in revenue and earnings this quarter demonstrates that our strategy to create more valuable customer relationships is beginning to show results," said Hugh L. McColl, Jr., Bank of America chairman and chief executive officer. "We are gaining market share in many investment banking products as we meet more of our business clients' financial needs. Our customer retention continues to improve, and we are having good success in rewarding customers who bring more of their business to our company.

more

"One of the company's most important strategic goals is to maintain our leadership in developing our Internet capabilities to improve the customer experience and participate in the New Economy," McColl said. Among the highlights in the first quarter:

o The company expanded its technology leadership to meet two important objectives: provide better service to customers and connect those customers to the increasing number of e-commerce capabilities as they become available. Initiatives are underway in both areas to accomplish the company's strategy of creating more valuable customer relationships.

o New online banking enrollments increased to 125,000 per month, from a pace of 80,000 per month a year earlier, as total online retail customers rose to more than 2.1 million. Penetration increased to 14 percent of customers holding Bank of America checking accounts. Visitors to BankofAmerica.com increased by more than 70 percent, and consumer loan products sold over the Internet increased by 300 percent from a year earlier.

o An alliance announced with Ariba intends to combine the Bank of America financial services engine with Ariba's leading business-to-business commerce platform resulting in a complete purchase-to-payment system for business-to-business commerce activities.

o Use of Bank of America Direct, the company's web-based cash management system, grew more than 500 percent from a year earlier.

First Quarter Financial Highlights (compared to a year ago)
o Total revenue climbed 10 percent, fueled by a 26 percent increase in noninterest income.

o Noninterest income rose to 47 percent of revenue driven by higher equity investment gains along with significant improvement in trading, investment banking and card income.

o The efficiency ratio improved more than 300 basis points to 53 percent. Noninterest expense, excluding incentive compensation, was flat.

o    Average managed consumer loans and leases increased 19 percent.

o Net charge-offs declined to an annualized .45 percent of loans and leases - an improvement of 13 basis points.

more

Net Interest Income
Fully taxable-equivalent net interest income of $4.60 billion was 1 percent below a year earlier, but 1 percent above the fourth quarter of 1999. Loan growth and higher levels of core deposits and equity did not fully offset the impact of asset securitizations and loan sales during 1999, spread compression and share repurchases.

Average managed loans and leases grew 9 percent to $406 billion, primarily reflecting a 19 percent increase in consumer loans and leases. Average domestic deposits grew by 2 percent, or $5.8 billion, to $295 billion. The net interest yield declined 31 basis points to 3.27 percent due to a higher level of lower-yielding trading-related assets and investment securities as well as spread compression and the cost of share repurchases.

Noninterest Income
Noninterest income increased 26 percent to $4.05 billion, reflecting the company's strategy to expand customer relationships through both traditional banking and other financial service products. Noninterest income rose to 47 percent of revenue from 41 percent a year earlier.

Trading profits were up 45 percent from last year's strong first quarter. Led by a 149 percent increase in securities underwriting fees, investment banking results rose 70 percent, reflecting the continuing benefits of the expansion of that platform begun last year.

Equity investment gains improved by $408 million, which included $219 million realized through sales and $189 million due to appreciation in fair value. Investment and brokerage services, corporate service charges and card income also improved significantly, as the company successfully pursued its strategy to gain more business through such value packages as Money Manager.

Securities gains were $6 million compared to $130 million in the first quarter of 1999.

Efficiency
Noninterest expense increased 4 percent to $4.62 billion, reflecting higher incentives associated with increased results as well as spending on projects to improve sales and service. These were somewhat offset by cost reductions resulting from recent mergers. Of the $201 million increase in personnel expense, $189 million was due to higher incentives. The efficiency ratio improved to 53 percent from 57 percent a year earlier.

More

Credit Quality
The provision for credit losses in the first quarter was $420 million, down from $510 million a year earlier. Net charge-offs were $420 million, down from $519 million a year ago. Net charge-offs were equal to an annualized .45 percent of loans and leases, a 13-basis-point improvement from a year ago.

Nonperforming assets were $3.48 billion, or .91 percent of loans, leases and foreclosed properties on March 31, 2000, compared to $3.12 billion, or .86 percent a year earlier. The allowance for credit losses totaled $6.83 billion on March 31, 2000, equal to 1.79 percent of loans and leases. The allowance was $7.12 billion, or 1.96 percent of loans and leases, a year earlier.

Capital Strength
Total shareholders' equity was $45.3 billion at March 31, 2000. This represented
6.90 percent of period-end assets of $656 billion.

In June 1999, the company initiated a share buyback program of up to 130 million shares. Through March 2000, 98 million shares had been repurchased, representing an investment in Bank of America stock of almost $6 billion. Average (diluted) common shares outstanding were 1.69 billion in the first quarter compared to
1.78 billion a year earlier.

Business Segment Results
Consumer and Commercial Banking, which serves individuals and businesses with annual sales of up to $500 million, earned $1.06 billion. This segment represented 47 percent of the company's net income.

Asset  Management,   which  encompasses  the  private  bank,  trust,  investment management, mutual funds and retail brokerage, earned $154 million, representing 7 percent of total net income.

Global  Corporate  and  Investment   Banking,   which  serves  large  corporate,
institutional and government customers, earned $960 million, representing
43 percent of the company's earnings.

more

Bank of America is the largest bank in the United States. It has full-service operations in 21 states and the District of Columbia and provides financial products and services to 30 million households and two million businesses, as well as providing international corporate financial services for business transactions in 190 countries. The company's stock (ticker: BAC) is listed on the New York, Pacific and London stock exchanges and certain shares are listed on the Tokyo Stock Exchange.



                              www.bankofamerica.com


Bank of America Corporation
                                                                                   Three Months
                                                                                  Ended March 31
                                                                         ----------------------------------
Financial Summary                                                             2000                1999
                                                                         --------------       -------------
(In millions, except per share data)

Net income                                                                     $ 2,240             $ 1,914
   Earnings per common share                                                      1.34                1.10
   Diluted earnings per common share                                              1.33                1.08

Cash basis earnings (1)                                                          2,457               2,136
   Cash basis earnings per common share                                           1.47                1.23
   Cash basis diluted earnings per common share                                   1.46                1.20
Dividends paid per common share                                                    .50                 .45
Price per share of common stock at period-end                                    52.44               70.63
Average common shares                                                        1,669.311           1,737.562
Average diluted common shares                                                1,688.318           1,779.708


Summary Income Statement
(Taxable-equivalent basis in millions)

Net interest income                                                            $ 4,595             $ 4,645
Provision for credit losses                                                       (420)               (510)
Gains on sales of securities                                                         6                 130
Noninterest income                                                               4,046               3,223
Other noninterest expense                                                       (4,623)             (4,453)
                                                                         --------------       -------------

Income before income taxes                                                       3,604               3,035
Income taxes - including FTE adjustment                                          1,364               1,121
                                                                         --------------       -------------
Net income                                                                     $ 2,240             $ 1,914
                                                                         ==============       =============


Summary Balance Sheet
(Average balances in billions)

Loans and leases                                                             $ 376.584           $ 360.746
Managed loans and leases (2)                                                   405.526             371.302
Securities                                                                      88.211              75.830
Earning assets                                                                 563.170             523.682
Total assets                                                                   651.019             609.624
Deposits                                                                       345.374             345.931
Shareholders' equity                                                            46.030              46.279
Common shareholders' equity                                                     45.953              46.208


Performance Indices

Return on average common shareholders' equity                                    19.59  %            16.78  %
Return on average tangible common shareholders' equity                           30.83               27.44
Return on average assets                                                          1.38                1.27
Return on average tangible assets                                                 1.55                1.46
Net interest yield                                                                3.27                3.58
Efficiency ratio                                                                 53.49               56.59
Cash basis efficiency ratio                                                      50.98               53.76
Net charge-offs (in millions)                                                    $ 420               $ 519
   % of average loans and leases                                                   .45  %              .58  %
Managed bankcard net charge-offs as a % of average
   managed bankcard receivables                                                   5.43                6.01


(1)  Cash basis earnings equals net income excluding amortization of goodwill and other intangible assets.
(2)  Prior periods are restated for comparison (e.g. acquisitions, divestitures and securitizations).



Bank of America Corporation                                        - Continued
                                                                                                           March 31
                                                                                              ----------------------------------
                                                                                                  2000                  1999
                                                                                              ----------------------------------
Balance Sheet Highlights
(In billions, except per share data)

Loans and leases                                                                                 $ 382.085            $ 363.102
Securities                                                                                          83.851               78.469
Earning assets                                                                                     564.356              529.980
Total assets                                                                                       656.113              614.245
Deposits                                                                                           351.626              343.317
Shareholders' equity                                                                                45.299               46.831
Common shareholders' equity                                                                         45.222               46.761
   Per share                                                                                         27.28                26.86

Total equity to assets ratio (period-end)                                                             6.90  %              7.62  %

Risk-based capital
   Tier 1 capital ratio                                                                               7.42                 7.40
   Total capital ratio                                                                               11.00                11.17

Leverage ratio                                                                                        6.17                 6.47

Common shares issued and outstanding (in millions)                                               1,657.754            1,740.872

Allowance for credit losses                                                                        $ 6.827              $ 7.123
Allowance for credit losses as a % of loans and leases                                                1.79  %              1.96  %
Allowance for credit losses as a % of nonperforming loans                                           206.79               250.99
Nonperforming loans                                                                                $ 3.302              $ 2.838
Nonperforming assets                                                                                 3.481                3.120
Nonperforming assets as a % of:
   Total assets                                                                                        .53  %               .51  %
   Loans, leases and foreclosed properties                                                             .91                  .86

Other Data

Full-time equivalent headcount                                                                     152,948              166,422
Banking centers                                                                                      4,502                4,676
ATMs                                                                                                13,954               14,229



BUSINESS SEGMENT RESULTS - Three Months Ended March 31, 2000
(In millions)
                                                                                           Average Loans      Return on Average
                                                    Total Revenue       Net Income          and Leases         Equity
                                                   ---------------- -------------------  ------------------   ------------------
Consumer and Commercial Banking                            $ 5,018             $ 1,060           $ 248,480                 17.8 %
Asset Management                                               565                 154              20,724                 35.6
Global Corporate and Investment Banking                      2,900                 960             107,507                 26.0
Other                                                          158                  66                 n/m                  n/m
n/m = not meaningful


Bank of America Corporation
Consolidated Financial Highlights
(Excludes Merger-Related Charges)
------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions Except Per Share Information, Shares in Millions)

                                                                     First       Fourth       Third      Second       First
                                                                    Quarter     Quarter     Quarter     Quarter      Quarter
                                                                      2000        1999        1999        1999         1999
                                                                   -----------------------------------------------------------
Operating net income                                                 $ 2,240     $ 2,115     $ 2,151     $ 2,060      $ 1,914
Cash basis earnings (1)                                                2,457       2,334       2,373       2,285        2,136

Operating earnings per common share                                     1.34        1.24        1.25        1.18         1.10
Diluted operating earnings per common share                             1.33        1.23        1.23        1.15         1.08
Cash basis earnings per common share                                    1.47        1.37        1.38        1.31         1.23
Cash basis diluted earnings per common share                            1.46        1.35        1.35        1.28         1.20
Dividends per common share                                               .50         .50         .45         .45          .45

Average common shares issued and outstanding                       1,669.311    1,701.092   1,722.307  1,743.503    1,737.562
Average diluted common shares issued and oustanding                1,688.318    1,725.187   1,755.146  1,786.844    1,779.708
Period-end common shares issued and outstanding                    1,657.754    1,677.273   1,710.039  1,722.931    1,740.872

Period-end managed loans and leases*                               $ 410,464    $ 399,194   $ 383,073  $ 377,973    $ 372,574
Average managed loans and leases*                                    405,526      391,228     379,452    375,357      371,302

                *Prior periods restated for comparison (e.g. acquisitions, divestitures and securitizations).

Performance ratios (Operating basis):
    Return on average assets                                            1.38  %     1.33  %     1.40  %     1.34  %      1.27  %
    Return on average tangible assets                                   1.55        1.50        1.58        1.53         1.46
    Return on average common shareholders' equity                      19.59       17.95       18.40       17.64        16.78
    Return on average tangible common shareholders' equity             30.83       28.38       29.48       28.49        27.44
    Efficiency ratio                                                   53.49       55.91       54.34       54.44        56.59
    Cash basis efficiency ratio                                        50.98       53.22       51.67       51.70        53.76
    Net interest yield                                                  3.27        3.32        3.46        3.53         3.58

Book value per common share                                          $ 27.28     $ 26.44     $ 26.79     $ 26.44      $ 26.86

Market price per share of common stock:
    High for the period                                             55  3/16     67  1/2     76  3/8     76  1/8      74  1/2
    Low for the period                                              42  5/16     47  5/8     53  1/4     61  1/2      59  1/2
    Closing price                                                   52  7/16    50  3/16    55 11/16    73  5/16      70  5/8

Other data:
    Number of banking centers                                          4,502       4,524       4,535       4,531        4,676
    Number of ATMs                                                    13,954      14,019      14,042      14,051       14,229
    Full-time equivalent employees                                   152,948     155,906     158,886     161,919      166,422

(1) Cash basis earnings equals net income excluding amortization of goodwill and other intangible assets.

Bank of America Corporation
Consolidated Statement of Income
---------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions, Except Per Share Information)
                                                                        First        Fourth      Third      Second       First
                                                                      Quarter       Quarter    Quarter     Quarter     Quarter
                                                                        2000         1999        1999        1999        1999
                                                                    --------------------------------------------------------------
Interest income
     Interest and fees on loans and leases                               $ 7,394      $ 7,063    $ 6,883     $ 6,853     $ 6,770
     Interest and dividends on securities                                  1,331        1,300      1,208       1,143       1,175
     Federal funds sold and securities
         purchased under agreements to resell                                575          458        440         387         381
     Trading account assets                                                  536          535        482         525         545
     Other interest income                                                   250          266        281         298         330
                                                                    --------------------------------------------------------------
          Total interest income                                           10,086        9,622      9,294       9,206       9,201
                                                                    --------------------------------------------------------------
Interest expense
     Deposits                                                              2,495        2,324      2,198       2,168       2,312
     Short-term borrowings                                                 1,802        1,638      1,437       1,396       1,355
     Trading account liabilities                                             181          190        189         150         129
     Long-term debt                                                        1,084          995        920         880         805
                                                                    --------------------------------------------------------------
          Total interest expense                                           5,562        5,147      4,744       4,594       4,601
                                                                    --------------------------------------------------------------
Net interest income                                                        4,524        4,475      4,550       4,612       4,600
Provision for credit losses                                                  420          350        450         510         510
                                                                    --------------------------------------------------------------
Net interest income after provision for credit losses                      4,104        4,125      4,100       4,102       4,090
Gains on sales of securities                                                   6           14         44          52         130

Noninterest income
    Consumer service charges                                                 618          669        644         634         603
    Corporate service charges                                                489          477        480         439         453
                                                                    -------------------------------------------------------------
       Total service charges                                               1,107        1,146      1,124       1,073       1,056
                                                                    -------------------------------------------------------------
    Consumer investment and brokerage services                               364          334        355         334         311
    Corporate investment and brokerage services                              121          103         63         133         115
                                                                    -------------------------------------------------------------
       Total investment and brokerage services                               485          437        418         467         426
                                                                    -------------------------------------------------------------
    Mortgage servicing income                                                128          210        206         125         132
    Investment banking income                                                397          394        363         421         233
    Equity investment gains                                                  563          205        339         134         155
    Card income                                                              484          558        557         497         394
    Trading account profits                                                  724          287        313         395         500
    Other income                                                             158          359        408         410         327
                                                                    --------------------------------------------------------------
          Total noninterest income                                         4,046        3,596      3,728       3,522       3,223
                                                                    --------------------------------------------------------------


Other noninterest expense
    Personnel                                                              2,534        2,378      2,336       2,261       2,333
    Occupancy                                                                418          419        417         395         396
    Equipment                                                                301          336        313         339         358
    Marketing                                                                119           98        145         147         147
    Professional fees                                                        105          178        160         166         126
    Amortization of intangibles                                              217          219        222         225         222
    Data processing                                                          159          195        164         214         190
    Telecommunications                                                       131          142        131         140         136
    Other general operating                                                  515          456        498         446         420
    General administrative and other                                         124          129        140         124         125
                                                                    --------------------------------------------------------------
          Total other noninterest expense                                  4,623        4,550      4,526       4,457       4,453
                                                                    --------------------------------------------------------------
Operating income before income taxes                                       3,533        3,185      3,346       3,219       2,990
Income tax expense                                                         1,293        1,070      1,195       1,159       1,076
                                                                    --------------------------------------------------------------
Operating net income                                                     $ 2,240      $ 2,115    $ 2,151     $ 2,060     $ 1,914
                                                                    --------------------------------------------------------------
Operating net income available to common shareholders                    $ 2,239      $ 2,114    $ 2,149     $ 2,059     $ 1,912
                                                                    --------------------------------------------------------------

Per share information
      Operating earnings per common share                                  $1.34        $1.24      $1.25       $1.18       $1.10
                                                                    --------------------------------------------------------------
      Diluted operating earnings per common share                          $1.33        $1.23      $1.23       $1.15       $1.08
                                                                    --------------------------------------------------------------
      Dividends per common share                                           $ .50        $ .50      $ .45       $ .45       $ .45
                                                                    --------------------------------------------------------------

Average common shares issued and outstanding (in thousands)            1,669,311    1,701,092  1,722,307   1,743,503   1,737,562
                                                                    --------------------------------------------------------------
Average diluted common shares issued and outstanding (in thousands)    1,688,318    1,725,187  1,755,146   1,786,844   1,779,708
                                                                    --------------------------------------------------------------

As reported (includes merger-related charges, net of tax)
      Net income                                                         $ 2,240      $ 1,902    $ 2,151     $ 1,915     $ 1,914
      Net income available to common shareholders                          2,239        1,901      2,149       1,914       1,912
      Earnings per common share                                             1.34         1.12       1.25        1.10        1.10
      Diluted earnings per common share                                     1.33         1.10       1.23        1.07        1.08
Certain prior period amounts have been reclassified to conform to current period classifications.


Bank of America Corporation
Consolidated Balance Sheet
-----------------------------------------------------------------------------------------------------------------


                                                                            March 31      December 31  March 31
(Dollars in Millions)                                                         2000          1999        1999
-----------------------------------------------------------------------------------------------------------------
 Assets
 Cash and cash equivalents                                                     $27,259      $26,989      $25,925
 Time deposits placed and other short-term investments                           3,250        4,838        5,615
 Federal funds sold and securities purchased under agreements to resell         39,801       37,928       26,751
 Trading account assets                                                         47,321       38,460       42,382
 Securities:
    Available-for-sale                                                          82,557       81,647       76,947
    Held-for-investment                                                          1,294        1,422        1,522
-----------------------------------------------------------------------------------------------------------------
      Total securities                                                          83,851       83,069       78,469
-----------------------------------------------------------------------------------------------------------------

 Loans and leases                                                              382,085      370,662      363,102
 Allowance for credit losses                                                    (6,827)      (6,828)      (7,123)
-----------------------------------------------------------------------------------------------------------------
      Loans and leases, net of allowance for credit losses                     375,258      363,834      355,979
-----------------------------------------------------------------------------------------------------------------
 Premises and equipment, net                                                     6,607        6,713        7,129
 Customers' acceptance liability                                                 2,362        1,869        2,194
 Derivative-dealer assets                                                       17,877       16,055       13,585
 Interest receivable                                                             3,870        3,777        3,620
 Mortgage servicing rights                                                       4,080        4,093        3,037
 Goodwill                                                                       12,121       12,262       12,651
 Core deposit and other intangibles                                              1,674        1,730        1,942
 Other assets                                                                   30,782       30,957       34,966
-----------------------------------------------------------------------------------------------------------------
         Total assets                                                         $656,113     $632,574     $614,245
-----------------------------------------------------------------------------------------------------------------

 Liabilities
 Deposits in domestic offices:
    Noninterest-bearing                                                        $92,496      $93,476      $87,769
    Interest-bearing                                                           209,427      207,048      201,343
 Deposits in foreign offices:
    Noninterest-bearing                                                          1,986        1,993        1,748
    Interest-bearing                                                            47,717       44,756       52,457
-----------------------------------------------------------------------------------------------------------------
      Total deposits                                                           351,626      347,273      343,317
-----------------------------------------------------------------------------------------------------------------
 Federal funds purchased and securities sold under agreements to repurchase     83,775       74,561       74,767
 Trading account liabilities                                                    23,007       20,958       16,454
 Derivative-dealer liabilities                                                  17,805       16,200       14,372
 Commercial paper                                                                9,045        7,331        8,379
 Other short-term borrowings                                                    37,007       40,340       31,366
 Acceptances outstanding                                                         2,362        1,869        2,194
 Accrued expenses and other liabilities                                         19,173       19,169       20,712
 Long-term debt                                                                 62,059       55,486       50,899
 Trust preferred securities                                                      4,955        4,955        4,954
-----------------------------------------------------------------------------------------------------------------
         Total liabilities                                                     610,814      588,142      567,414
-----------------------------------------------------------------------------------------------------------------
 Shareholders' equity
 Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and
      outstanding 1,807,349; 1,797,702 and 1,902,039 shares                         77           77           81
 Common stock, $0.01 par value; authorized - 5,000,000,000 shares; issued and
      outstanding 1,657,753,677; 1,677,273,267 and 1,740,871,815 shares         10,828       11,671       15,828
 Retained earnings                                                              37,089       35,681       32,128
 Accumulated other comprehensive loss                                           (2,492)      (2,658)        (580)
 Other                                                                            (203)        (339)        (626)
-----------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                                             45,299       44,432       46,831
-----------------------------------------------------------------------------------------------------------------
               Total liabilities and shareholders' equity                     $656,113     $632,574     $614,245
-----------------------------------------------------------------------------------------------------------------


    Bank of America Corporation
    Quarterly Taxable-Equivalent Data
    -------------------------------------------------------------------------------------------------------------------------------
    (Dollars in Millions)
                                                                           First Quarter 2000           Fourth Quarter 1999
                                                                      -------------------------------------------------------------
                                                                                 Interest                      Interest
                                                                       Average   Income/  Yield/     Average   Income/  Yield/
                                                                       Balance   Expense   Rate      Balance   Expense   Rate
                                                                      ---------------------------   -------------------------------
    Earning assets:
       Time deposits placed and other short-term investments             $ 4,504     $ 75   6.65 %     $ 4,512     $ 73   6.33 %
       Federal funds sold and securities purchased under
             agreements to resell                                         45,459      575   5.07        39,700      458   4.60
       Trading account assets                                             39,733      542   5.47        38,453      544   5.63
       Securities:
         Available-for-sale (1)                                           86,878    1,332   6.15        85,009    1,301   6.10
         Held-for-investment                                               1,333       24   7.19         1,433       25   7.25
                                                                      -------------------------------------------------------------
              Total securities                                            88,211    1,356   6.16        86,442    1,326   6.12
                                                                      -------------------------------------------------------------
       Loans and leases (2):
          Commercial - domestic                                          145,362    2,824   7.81       140,674    2,707   7.64
          Commercial - foreign                                            27,927      486   6.99        27,430      453   6.56
          Commercial real estate - domestic                               24,664      517   8.43        24,345      506   8.23
          Commercial real estate - foreign                                   344        8   9.29           306        6   8.96
                                                                      -------------------------------------------------------------
              Total commercial                                           198,297    3,835   7.78       192,755    3,672   7.56
                                                                      -------------------------------------------------------------
          Residential mortgage                                            85,427    1,566   7.34        79,783    1,450   7.26
          Home equity lines                                               17,573      377   8.62        16,882      345   8.12
          Direct/Indirect consumer                                        41,858      887   8.52        42,442      888   8.30
          Consumer finance                                                22,798      486   8.53        21,340      440   8.18
          Bankcard                                                         8,404      234  11.22         8,578      245  11.32
          Foreign consumer                                                 2,227       50   9.00         2,430       54   8.77
                                                                      -------------------------------------------------------------
              Total consumer                                             178,287    3,600   8.10       171,455    3,422   7.94
                                                                      -------------------------------------------------------------
                   Total loans and leases                                376,584    7,435   7.93       364,210    7,094   7.74
                                                                      -------------------------------------------------------------
       Other earning assets                                                8,679      174   8.11        10,247      193   7.51
                                                                      -------------------------------------------------------------
              Total earning assets (3)                                   563,170   10,157   7.24       543,564    9,688   7.09
                                                                      -------------------------------------------------------------
    Cash and cash equivalents                                             25,830                        25,467
    Other assets, less allowance for credit losses                        62,019                        61,712
                                                                      -------------------------------------------------------------
             Total assets                                               $651,019                      $630,743
                                                                      -------------------------------------------------------------

    Interest-bearing liabilities:
       Domestic interest-bearing deposits:
          Savings                                                        $24,237       78   1.29       $25,082       80   1.27
          NOW and money market deposit accounts                           98,424      679   2.78        97,481      639   2.60
          Consumer CDs and IRAs                                           76,074      983   5.20        74,653      932   4.95
          Negotiated CDs, public funds and other time deposits             6,966      103   5.93         6,825       98   5.73
                                                                      -------------------------------------------------------------
             Total domestic interest-bearing deposits                    205,701    1,843   3.60       204,041    1,749   3.40
                                                                      -------------------------------------------------------------
       Foreign interest-bearing deposits (4):
          Banks located in foreign countries                              14,180      188   5.33        14,305      178   4.93
          Governments and official institutions                            8,745      124   5.72         7,121       99   5.53
          Time, savings and other                                         26,382      340   5.17        24,993      298   4.72
                                                                      -------------------------------------------------------------
             Total foreign interest-bearing deposits                      49,307      652   5.31        46,419      575   4.91
                                                                      -------------------------------------------------------------
             Total interest-bearing deposits                             255,008    2,495   3.93       250,460    2,324   3.68
                                                                      -------------------------------------------------------------
       Federal funds purchased, securities sold under agreements
             to repurchase and other short-term borrowings               131,517    1,802   5.51       120,858    1,638   5.38
       Trading account liabilities                                        23,013      181   3.16        19,223      190   3.92
       Long-term debt (5)                                                 64,256    1,084   6.75        59,972      995   6.63
                                                                      -------------------------------------------------------------
              Total interest-bearing liabilities (6)                     473,794    5,562   4.72       450,513    5,147   4.54
                                                                      -------------------------------------------------------------
    Noninterest-bearing sources:
       Noninterest-bearing deposits                                       90,366                        91,453
       Other liabilities                                                  40,829                        41,985
       Shareholders' equity                                               46,030                        46,792
                                                                      -------------------------------------------------------------
           Total liabilities and shareholders' equity                   $651,019                      $630,743
                                                                      -------------------------------------------------------------
    Net interest spread                                                                     2.52                          2.55
    Impact of noninterest-bearing sources                                                    .75                           .77
                                                                      -------------------------------------------------------------
    Net interest income/yield on earning assets                                    $4,595   3.27 %               $4,541   3.32 %
                                                                      -------------------------------------------------------------


    (1)   The average balance and yield on available-for-sale securities are based on the average of historical amortized cost balances.
    (2)   Nonperforming loans are included in the average loan balances.  Income on such nonperforming loans is recognized on a cash basis.
    (3)   Interest income includes taxable-equivalent basis adjustments of $71 in the first quarter of 2000 and $66, $53, $51 and
          $45 in the fourth, third, second and first quarters of 1999, respectively.  Interest income also includes the impact of risk management interest rate contracts, which increased interest income on the underlying assets $7 in the first quarter of 2000 and $57, $103, $83 and $63 in the fourth, third, second and first quarters of 1999, respectively.
    (4)   Primarily consists of time deposits in denominations of $100,000 or more.
    (5)   Long-term debt includes trust preferred securities.
    (6)   Interest expense includes the impact of risk management interest rate contracts, which (increased) decreased interest expense on the underlying liabilities $(8) in the first quarter of 2000 and $(2), $6, $52 and $60 in the fourth, third, second and first quarters of 1999, respectively.


--------------------------------------------------------------------------------------------

       Third Quarter 1999              Second Quarter 1999           First Quarter 1999
--------------------------------------------------------------------------------------------
             Interest                        Interest                      Interest
  Average    Income/   Yield/     Average    Income/  Yield/     Average   Income/  Yield/
  Balance    Expense    Rate      Balance    Expense   Rate      Balance   Expense   Rate
------------ --------- -------   ----------- -------- -------  ----------------------------

    $ 5,018      $ 69    5.50 %     $ 5,159     $ 65    5.03 %     $ 6,408     $ 88   5.58 %

     33,074       440    5.30        29,521      387    5.25        26,561      381   5.80
     37,453       483    5.14        39,837      528    5.31        41,129      547   5.36

     78,779     1,208    6.12        76,373    1,139    5.97        73,925    1,161   6.31
      1,482        26    7.02         1,482       28    7.61         1,905       33   6.84
--------------------------------------------------------------------------------------------
     80,261     1,234    6.13        77,855    1,167    6.00        75,830    1,194   6.33
--------------------------------------------------------------------------------------------

    136,149     2,488    7.25       138,257    2,473    7.17       138,272    2,444   7.16
     28,348       494    6.93        30,209      456    6.05        31,568      494   6.35
     25,056       517    8.19        25,938      533    8.25        26,827      559   8.45
        295         7    8.80           289        6    8.48           286        6   8.79
--------------------------------------------------------------------------------------------
    189,848     3,506    7.33       194,693    3,468    7.14       196,953    3,503   7.21
--------------------------------------------------------------------------------------------
     80,015     1,431    7.14        80,151    1,430    7.14        75,789    1,356   7.18
     16,316       321    7.79        15,857      304    7.68        15,537      298   7.79
     42,740       875    8.13        42,240      859    8.15        41,652      847   8.24
     19,923       433    8.62        17,794      424    9.56        15,880      373   9.53
      8,923       256   11.38        10,365      306   11.83        11,287      327  11.76
      3,635        86    9.36         3,653       87    9.55         3,648       89   9.90
-------------------------------------------------------------------------------------------
    171,552     3,402    7.89       170,060    3,410    8.03       163,793    3,290   8.11
-------------------------------------------------------------------------------------------
    361,400     6,908    7.59       364,753    6,878    7.56       360,746    6,793   7.62
-------------------------------------------------------------------------------------------
     11,358       213    7.40        12,924      232    7.23        13,008      243   7.53
--------------------------------------------------------------------------------------------
    528,564     9,347    7.03       530,049    9,257    7.00       523,682    9,246   7.13
--------------------------------------------------------------------------------------------
     25,905                          25,868                         25,826
     56,979                          59,447                         60,116
--------------------------------------------------------------------------------------------
   $611,448                        $615,364                       $609,624
--------------------------------------------------------------------------------------------



    $26,037        82    1.25       $21,799       67    1.24       $21,637       71   1.33
     96,402       579    2.38       100,897      581    2.31        99,864      575   2.33
     73,429       898    4.85        73,601      847    4.61        74,362      857   4.68
      6,609        94    5.66         6,238       80    5.14         6,914       89   5.20
--------------------------------------------------------------------------------------------
    202,477     1,653    3.24       202,535    1,575    3.12       202,777    1,592   3.18
--------------------------------------------------------------------------------------------

     13,668       160    4.65        16,947      196    4.62        20,379      268   5.34
      7,185        90    4.99         8,089       98    4.81         9,172      113   5.02
     25,500       295    4.57        26,354      299    4.56        26,980      339   5.10
--------------------------------------------------------------------------------------------
     46,353       545    4.66        51,390      593    4.62        56,531      720   5.17
--------------------------------------------------------------------------------------------
    248,830     2,198    3.50       253,925    2,168    3.42       259,308    2,312   3.62
--------------------------------------------------------------------------------------------

    114,934     1,437    4.96       116,339    1,396    4.82       112,384    1,355   4.88
     15,677       189    4.78        14,178      150    4.25        12,679      129   4.13
     59,283       920    6.21        58,302      880    6.03        52,642      805   6.12
--------------------------------------------------------------------------------------------
    438,724     4,744    4.30       442,744    4,594    4.16       437,013    4,601   4.26
--------------------------------------------------------------------------------------------

     88,168                          88,324                         86,623
     38,117                          37,405                         39,709
     46,439                          46,891                         46,279
--------------------------------------------------------------------------------------------
   $611,448                        $615,364                       $609,624
--------------------------------------------------------------------------------------------
                         2.73                           2.84                          2.87
                          .73                            .69                           .71
--------------------------------------------------------------------------------------------
               $4,603    3.46 %               $4,663    3.53 %               $4,645   3.58 %
--------------------------------------------------------------------------------------------


Bank of America Corporation
Credit Quality - Nonperforming Assets
---------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)

                                                March 31,      December 31,  September 30,    June 30,       March 31,
                                                  2000           1999           1999            1999           1999
                                               ----------------------------------------------------------------------------
Nonperforming loans:
   Commercial - domestic                            $1,301         $1,163         $1,026          $1,085         $1,085
   Commercial - foreign                                500            486            477             492            434
   Commercial real estate - domestic                   208            191            174             203            272
   Commercial real estate - foreign                      3              3              3               3              3
   Residential mortgage                                483            529            542             565            634
   Home equity lines                                    45             46             44              44             41
   Direct/Indirect consumer                             18             19             16              17             20
   Consumer finance                                    737            598            519             382            332
   Foreign consumer                                      7              7              9              21             17
                                               ----------------------------------------------------------------------------
          Total nonperforming loans                  3,302          3,042          2,810           2,812          2,838

Foreclosed properties                                  179            163            228             258            282
                                               ----------------------------------------------------------------------------

          Total nonperforming assets                $3,481         $3,205         $3,038          $3,070         $3,120
                                               ----------------------------------------------------------------------------


Loans past due 90 days or more and not classified as
   nonperforming                                     $ 461          $ 521          $ 466           $ 631          $ 571

Nonperforming assets as a percentage of:
   Total assets                                        .53 %          .51 %          .49 %           .50 %          .51 %
   Loans, leases and foreclosed properties             .91            .86            .84             .84            .86


---------------------------------------------------------------------------------------------------------------------------
Total Nonperforming Assets by Business Segment:
   Consumer and Commercial Banking                  $2,047         $1,868         $1,908          $1,964         $1,953
   Asset Management                                     18             33             42              32             51
   Global Corporate and Investment Banking           1,415          1,299          1,086           1,073          1,115
   Other                                                 1              5              2               1              1
                                               ----------------------------------------------------------------------------
          Total nonperforming assets                $3,481         $3,205         $3,038          $3,070         $3,120
                                               ----------------------------------------------------------------------------

Bank of America Corporation
Credit Quality - Loan Losses
----------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                              First Quarter Fourth Quarter Third Quarter Second Quarter First Quarter
                                                   2000          1999           1999          1999           1999
                                                ----------------------------------------------------------------------
Gross charge-offs:
   Commercial - domestic                             $ 202         $ 223          $ 213         $ 178         $ 206
   Commercial - foreign                                 12            29             14            88            30
   Commercial real estate - domestic                     8             6              6             5             2
   Commercial real estate - foreign                      -             -              -             1             -
   Residential mortgage                                  7             9             11             8             7
   Home equity lines                                     5             7              4             7             6
   Bankcard                                             94           112            120           167           172
   Direct/Indirect consumer                            146           153            125           127           140
   Consumer finance                                     93           104            101            84            98
   Other consumer domestic                               2             -             (1)            -             -
   Foreign consumer                                      1             1              7             7             5
                                                ----------------------------------------------------------------------
        Total                                        $ 570         $ 644          $ 600         $ 672         $ 666
                                                ----------------------------------------------------------------------

Net charge-offs:
   Commercial - domestic                             $ 172         $ 191          $ 192         $ 147         $ 181
   Commercial - foreign                                  5            22              9            84            29
   Commercial real estate - domestic                     6             1              1            (6)           (2)
   Commercial real estate - foreign                     (2)            -              -             1             -
   Residential mortgage                                  4             6             10             7             5
   Home equity lines                                     3             4              1             3             4
   Bankcard                                             81            94             93           153           155
   Direct/Indirect consumer                             91           110             82            83            95
   Consumer finance                                     57            72             67            42            48
   Other consumer domestic                               2             -             (1)            -             -
   Foreign consumer                                      1             1              6             6             4
                                                ----------------------------------------------------------------------
        Total                                        $ 420         $ 501          $ 460         $ 520         $ 519
                                                ----------------------------------------------------------------------

Loss ratios:
   Commercial - domestic                               .47 %         .54 %          .56 %         .43 %         .53 %
   Commercial - foreign                                .08           .32            .13          1.12           .37
   Commercial real estate - domestic                   .10           .02            .03           n/m           n/m
   Commercial real estate - foreign                    n/m           .44            .40           .10             -
   Residential mortgage                                .02           .03            .05           .04           .03
   Home equity lines                                   .07           .10            .01           .09           .10
   Bankcard**                                         3.86          4.34           4.11          5.94          5.63
   Direct/Indirect consumer                            .88          1.02            .77           .78           .93
   Consumer finance                                   1.01          1.33           1.35           .94          1.22
   Other consumer domestic                               -             -              -             -             -
   Foreign consumer                                    .12           .25            .67           .65           .43
        Total                                          .45           .55            .51           .57           .58

Loss Ratios by Business Segment:
   Consumer and  Commercial Banking                    .52 %         .78 %          .56 %         .60 %         .62 %
   Asset Management                                    n/m           .22            .70           .32           .15
   Global Corporate and Investment Banking             .36           .40            .35           .56           .56
   Other                                               n/m           n/m            .87          1.31           n/m

Allowance for credit losses                       $ (6,827)     $ (6,828)      $ (7,076)     $ (7,096)     $ (7,123)

Allowance for credit losses as a percentage
   of loans and leases                                1.79 %        1.84 %         1.96 %        1.95 %        1.96 %
----------------------------------------------------------------------------------------------------------------------
*   Managed Bankcard receivable net charge-offs      $ 257         $ 257          $ 233         $ 294         $ 294
** Managed Bankcard portfolio loss ratios             5.43 %        5.29 %         4.83 %        6.13 %        6.01 %

     Average managed Bankcard receivables          $19,051       $19,258        $19,162       $19,204       $19,814

n/m = not meaningful

Bank of America Corporation
Capital
----------------------------------------------------------------------------------------------------------------------------------
(Dollars in Millions)
                                                       First          Fourth           Third          Second          First
                                                      Quarter        Quarter         Quarter         Quarter         Quarter
                                                       2000            1999            1999            1999           1999
----------------------------------------------------------------------------------------------------------------------------------
Beginning total shareholders' equity                    $ 44,432       $ 45,889        $ 45,631        $ 46,831       $ 45,938
  Net income                                               2,240          1,902           2,151           1,915          1,914
  Dividends                                                 (833)          (852)           (776)           (787)          (784)
  Common stock issued                                         25            154             329             330            350
  Common stock repurchased                                  (911)        (1,954)         (1,182)         (1,722)             -
  Change in FAS 115 adjustment-net
     unrealized gains (losses)                               166           (726)           (337)         (1,007)          (703)
  Change in preferred equity                                   -             (1)             (2)             10             (2)
  Foreign currency translation
     adjustment and other                                    180             20              75              61            118
----------------------------------------------------------------------------------------------------------------------------------
Ending total shareholders' equity                       $ 45,299       $ 44,432        $ 45,889        $ 45,631       $ 46,831
----------------------------------------------------------------------------------------------------------------------------------

Preferred equity                                             (77)           (77)            (78)            (80)           (70)
----------------------------------------------------------------------------------------------------------------------------------

Ending common equity                                    $ 45,222       $ 44,355        $ 45,811        $ 45,551       $ 46,761
----------------------------------------------------------------------------------------------------------------------------------

FAS 115 adjustment - end of period                       $(2,304)       $(2,470)        $(1,744)        $(1,407)        $ (400)

Total equity as a percentage of total assets                6.90 %         7.02 %          7.39 %          7.43 %         7.62 %
Common equity as a percentage of total assets               6.89           7.01            7.38            7.42           7.61

Risk-based capital ratios:
  Tier 1 capital                                         $39,355        $38,651         $39,380         $38,145        $38,522
  Tier 1 capital ratio                                      7.42 %         7.35 %          7.71 %          7.38 %         7.40 %
  Total capital                                          $58,376        $57,192         $58,167         $57,365        $58,132
  Total capital ratio                                      11.00 %        10.88 %         11.39 %         11.09 %        11.17 %

Leverage ratio                                              6.17           6.26            6.59            6.34           6.47

Risk-weighted assets, net                               $530,514       $525,625        $510,866        $517,130       $520,396



Bank of America Corporation
Business Segment Results

                                           -------------------------------------------------------------------
                                                              Consumer and Commercial Banking
                                           -------------------------------------------------------------------
                                                               Quarterly                            Annual
                                           -------------------------------------------------------------------
Key Measures  (in Millions)                1Q99       2Q99       3Q99      4Q99       1Q00           1999
--------------------------------------------------------------------------------------------------------------
Total Revenue                              $ 5,029    $ 5,302    $ 5,437   $ 5,364    $ 5,018        $ 21,132
Net Income                                   1,070      1,190      1,311     1,208      1,060           4,779
Cash Basis Earnings  (1)                     1,243      1,367      1,484     1,378      1,228           5,472
Average Equity to Average Assets             8.14%      8.24%      8.28%     8.35%      8.01%           8.29%
Return on Average Equity                      18.6       19.8       21.8      19.7       17.8            20.0
Return on Tangible Equity  (1)                27.5       28.8       31.3      28.4       25.9            29.0
Efficiency Ratio                              58.8       56.5       55.3      57.3       57.7            56.9
Cash Basis Efficiency Ratio (1)               55.4       53.2       52.1      54.1       54.4            53.7

Selected Average Balance
   Sheet Components  (in Billions)
Total Loans and Leases                       $ 230      $ 237      $ 238     $ 240      $ 248           $ 236
Total Deposits                                 251        252        251       253        253             252
Total Earning Assets                           262        264        261       263        271             261

                                          --------------------------------------------------------------------
                                                                        Asset Management
                                          --------------------------------------------------------------------
                                                               Quarterly                            Annual
                                          --------------------------------------------------------------------
Key Measures  (in Millions)                1Q99       2Q99       3Q99      4Q99       1Q00           1999
--------------------------------------------------------------------------------------------------------------
Total Revenue                                $ 564      $ 536      $ 501     $ 539      $ 565         $ 2,140
Net Income                                     151        135         91       132        154             509
Cash Basis Earnings  (1)                       158        141         96       139        160             534
Average Equity to Average Assets             8.78%      8.33%      8.37%     8.19%      7.83%           8.41%
Return on Average Equity                      36.1       32.2       21.1      30.3       35.6            29.9
Return on Tangible Equity  (1)                42.3       38.0       25.3      35.4       41.2            35.2
Efficiency Ratio                              53.6       56.2       63.7      57.5       53.8            57.6
Cash Basis Efficiency Ratio (1)               52.5       55.0       62.5      56.4       52.7            56.4

Selected Average Balance
   Sheet Components  (in Billions)
Total Loans and Leases                        $ 18       $ 19       $ 19      $ 20       $ 21            $ 19
Total Deposits                                  12         12         11        11         11              11
Total Earning Assets                            19         19         20        20         22              19

                                          --------------------------------------------------------------------
                                                             Global Corporate and Investment Banking
                                          --------------------------------------------------------------------
                                                               Quarterly                            Annual
                                          --------------------------------------------------------------------
Key Measures  (in Millions)                1Q99       2Q99       3Q99      4Q99       1Q00           1999
--------------------------------------------------------------------------------------------------------------
Total Revenue                              $ 2,174    $ 2,246    $ 2,301   $ 2,143    $ 2,900         $ 8,864
Net Income                                     546        650        689       713        960           2,598
Cash Basis Earnings  (1)                       589        692        731       754      1,002           2,766
Average Equity to Average Assets             6.47%      6.49%      6.86%     6.43%      6.25%           6.56%
Return on Average Equity                      15.4       18.3       18.8      19.3       26.0            18.0
Return on Tangible Equity  (1)                18.5       21.6       22.1      22.6       30.0            21.2
Efficiency Ratio                              54.9       51.4       52.5      54.2       47.1            53.2
Cash Basis Efficiency Ratio (1)               52.9       49.6       50.7      52.2       45.7            51.3

Selected Average Balance
   Sheet Components  (in Billions)
Total Loans and Leases                       $ 114      $ 109      $ 105     $ 105      $ 108           $ 108
Total Deposits                                  66         66         64        65         66              65
Total Assets                                   185        182        177       187        196             183

(1)  Cash basis calculations exclude goodwill and other intangible assets and their related amortization expense.


Bank of America Corporation
Business Sub-Segment Results
---------------------------------------------------------------------------------------------------------------------



                                                                Consumer and Commercial Banking
                                          ---------------------------------------------------------------------------
                                                                  Quarterly                                Annual
                                          ---------------------------------------------------------------------------
Key Measures  (in Millions)                  1Q99        2Q99         3Q99        4Q99        1Q00          1999
---------------------------------------------------------------------------------------------------------------------
Banking Regions
Total Revenue                                 $ 2,854     $ 2,976      $ 3,001     $ 3,003     $ 2,904      $ 11,834
Cash Basis Earnings  (1)                          659         743          769         711         683         2,882
Cash Basis Efficiency Ratio  (1)                63.5%       60.3%        60.5%       62.2%       61.3%         61.6%

Consumer Products
Total Revenue                                 $ 1,452     $ 1,551      $ 1,666     $ 1,551     $ 1,328       $ 6,220
Cash Basis Earnings  (1)                          372         388          483         392         325         1,635
Cash Basis Efficiency Ratio  (1)                44.3%       43.5%        39.2%       45.2%       44.8%         42.9%

Commercial
Total Revenue                                   $ 723       $ 775        $ 770       $ 810       $ 786       $ 3,078
Cash Basis Earnings  (1)                          212         236          232         275         220           955
Cash Basis Efficiency Ratio  (1)                45.8%       45.2%        47.0%       41.3%       45.0%         44.8%



                                                           Global Corporate and Investment Banking
                                          ----------------------------------------------------------------------------
                                                                   Quarterly                               Annual
                                          ----------------------------------------------------------------------------
Key Measures  (in Millions)                  1Q99        2Q99         3Q99        4Q99        1Q00          1999
----------------------------------------------------------------------------------------------------------------------
Global Credit Products
Total Revenue                                   $ 737       $ 800        $ 730       $ 792       $ 726       $ 3,059
Cash Basis Earnings  (1)                          279         364          347         432         291         1,422
Cash Basis Efficiency Ratio  (1)                25.3%       22.7%        24.6%       16.2%       23.2%         22.1%

Global Capital Raising
Total Revenue                                   $ 474       $ 562        $ 511       $ 520       $ 803       $ 2,067
Cash Basis Earnings  (1)                           29          97           35         119         189           280
Cash Basis Efficiency Ratio  (1)                90.9%       73.6%        91.8%       91.9%       71.8%         86.7%

Global Markets
Total Revenue                                   $ 522       $ 459        $ 395       $ 316       $ 594       $ 1,692
Cash Basis Earnings  (1)                          182         149           99          74         191           504
Cash Basis Efficiency Ratio  (1)                47.8%       51.4%        65.5%       64.0%       50.2%         55.9%

Global Treasury Services
Total Revenue                                   $ 328       $ 331        $ 365       $ 349       $ 334       $ 1,373
Cash Basis Earnings  (1)                           44          35           95          45          77           219
Cash Basis Efficiency Ratio  (1)                80.0%       79.4%        60.6%       81.8%       76.6%         75.2%

Principal Investing
Total Revenue                                   $ 113        $ 94        $ 300       $ 166       $ 443         $ 673
Cash Basis Earnings  (1)                           55          47          155          84         254           341
Cash Basis Efficiency Ratio  (1)                19.5%       20.6%        12.2%       15.8%        5.6%         15.5%


(1)  Cash basis calculations exclude goodwill and other intangible assets and their related amortization expense.